UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest events reported): May 22, 2003 and June 3, 2003

EDGEWATER TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20971	71-0788538
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Harvard Mill Square Wakefield, Massachusetts	01880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 246-3343

Item 5.    Other Events

Attached as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K are copies of Edgewater Technology, Inc. press releases, which were disseminated publicly on May 23, 2003 and June 3, 2003, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWATER TECHNOLOGY, INC. (Registrant)

Dated: June 5, 2003	By:	/s/ Kevin R. Rhodes
Kevin R. Rhodes Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Edgewater Technology, Inc. Press Release dated May 23, 2003.
99.2	Edgewater Technology, Inc. Press Release dated June 3, 2003.

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